UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023 (June 20, 2023)

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street Evansville, Indiana		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 867-4034

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 Annual Meeting of Shareholders of Shoe Carnival, Inc. (the "Company") held on June 20, 2023, the Company's shareholders approved the amendment and restatement of the Company's 2017 Equity Incentive Plan (as amended and restated, the "Restated Plan"). The amendments set forth in the Restated Plan, among other things:

•
Provide for the issuance of an additional 1,800,000 shares of the Company's common stock under the Restated Plan.
•
Provide that the full Board will be the plan administrator with respect to awards granted to non-employee directors.
•
Extend the term of the plan to the date that is 10 years from the date of shareholder approval of the Restated Plan.
•
Revise the definition of "good reason", including to address the relocation from the office to remote work.
•
Increase the non-employee director annual compensation limit from $400,000 to $500,000.
•
Remove and delete certain references to Section 162(m) of the Internal Revenue Code and corresponding performance-based compensation, option and SAR award limits.
•
Change the limit on the number of incentive stock options which may be granted under the Restated Plan to be the same as the total number of shares available for issuance under the plan.
•
Restrict the methods of payment of the exercise price for stock options granted to directors and Section 16 officers, to avoid loans or extensions of credit to directors and executive officers.
•
Remove the clawback and forfeiture provisions on options and SARs in the event of a participant’s voluntary resignation.

The Restated Plan was approved by the Company's Board of Directors (the "Board") on April 11, 2023, subject to shareholder approval.

A copy of the Restated Plan is attached hereto as Exhibit 10.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Shareholders on June 20, 2023. The following is a summary of the matters voted on at the meeting, as described in detail in the Company's definitive proxy statement filed on May 9, 2023, and the voting results for each matter.

1.
The nominees for director were elected to serve three-year terms expiring at the 2026 annual meeting of shareholders and until their successors are elected and have qualified, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Wayne Weaver	21,884,708	917,668	41,827	2,525,917
Diane Randolph	18,669,366	4,134,026	40,811	2,525,917

2.
By the following vote, the shareholders approved the advisory (non-binding) vote on the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
22,525,746	243,299	75,158	2,525,917

3.
The shareholders cast their votes with respect to the advisory (non-binding) vote on the frequency of future shareholder advisory votes on the compensation paid to the Company's named executive officers as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,469,364	55,241	310,879	8,719	2,525,917

Based on these results, and consistent with the Board's recommendation, the Board has determined that the Company will hold an advisory vote on the compensation paid to the Company's named executive officers every year, until the next advisory vote on frequency.

4.
By the following vote, the shareholders approved the Restated Plan:

For	Against	Abstain	Broker Non-Votes
22,185,909	631,236	27,058	2,525,917

5.
The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2023 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
25,081,980	277,472	10,668	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibits
10.1	Shoe Carnival, Inc. Amended and Restated 2017 Equity Incentive Plan
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: June 22, 2023	By:	/s/ Erik D. Gast
Erik D. Gast
Executive Vice President,
Chief Financial Officer and Treasurer